UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 18, 2009
PepsiCo, Inc.
(Exact Name of Registrant as Specified in Charter)

North Carolina	1-1183	13-1584302
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)
700 Anderson Hill Road
Purchase, New York 10577
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (914) 253-2000
N/A
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Effective as of September 18, 2009, the board of directors of PepsiCo, Inc. (the “Company”) approved certain amendments to Article VIII of the Company’s By-Laws to clarify that the Company may issue shares in uncertificated form and may accept for transfer, shares issued in uncertificated form.
The foregoing description of the amendment to the Company’s By-Laws does not purport to be complete and is qualified in its entirety by the full text of the Company’s By-Laws, as amended effective September 18, 2009, a copy of which is attached hereto as Exhibit 3.2 to this Current Report on Form 8-K and incorporated by reference herein.
Item 8.01. Other Events.
Pursuant to Rule 3-10 of Regulation S-X under the Securities Exchange Act of 1934, as amended, the Company hereby incorporates by reference in this Current Report on Form 8-K the Bottling Group, LLC (“Bottling Group”) consolidated financial statements, notes thereto and the Report of Independent Registered Public Accounting Firm included in Exhibit 99.1 to Bottling Group’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on September 16, 2009 and any amendments to such statements filed with the SEC.
Such financial statements of Bottling Group are incorporated by reference in this Current Report on Form 8-K as required by the SEC as a result of the Company’s guarantee of up to $1,300,000,000 aggregate principal amount of Bottling Group’s 6.95% Senior Notes due 2014 (the “Bottling Group Notes”), which guarantee was registered under the Securities Act of 1933, as amended. The Bottling Group Notes were issued on October 24, 2008.
Such financial statements were prepared by the management of Bottling Group and were subject to Bottling Group’s internal controls, including Bottling Group’s internal control over financial reporting. The Company did not have any responsibility for the preparation of, and has not independently reviewed, these financial statements and they were not subject to the Company’s internal controls, including its internal control over financial reporting. These financial statements should be viewed accordingly.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
3.2	By-Laws of PepsiCo, Inc., as amended on September 18, 2009.

23	Consent of Deloitte & Touche LLP.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEPSICO, INC.

Date: September 18, 2009	By:	/s/ Thomas H. Tamoney, Jr.

	Name:	Thomas H. Tamoney, Jr.
	Title:	Senior Vice President, Deputy General Counsel and Assistant Secretary

INDEX TO EXHIBITS

Exhibit Number	Description
3.2	By-Laws of PepsiCo, Inc., as amended on September 18, 2009.

23	Consent of Deloitte & Touche LLP.